                                                                    EXHIBIT 12.1

CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TRADITIONAL
(Excluding CMO's and Savings and Loan)


                                                                             SIX MONTHS ENDED
                                                                                SEPTEMBER 30,            YEAR ENDED      YEAR ENDED
                                                                             2000           1999          3/31/2000       3/31/1999
                                                                          ---------       ---------      ----------      ----------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                        46,705          27,361          66,844          41,581

(B) Amortized Premiums, Discounts and
     capitalized interest related to indebtedness                    included in (A) included in (A) included in (A) included in (A)

(C) An estimate of the interest within
     rental expense                                                           6,636           5,102           8,357          10,457

(D) Preference security dividend requirements
     of consolidated subsidiaries                                               N/A             N/A             N/A             N/A
                                                                          ---------       ---------       ---------       ---------
TOTAL FIXED CHARGES                                                       $  53,341       $  32,463       $  75,201       $  52,038
                                                                          =========       =========       =========       =========


EARNINGS

ADD:
(A) Pre-tax earnings                                                        173,994         200,441         416,861         373,294

Add back: minority interest in consolidated subsidiaries                     24,533          34,706          64,772          53,613

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                              (2,273)        (33,173)        (32,474)        (92,309)
Subtract: CDC earnings (add back losses)                                       (215)            (76)           (456)           (430)
Subtract: CXP earnings (Fy 95 and 96)                                            --              --              --              --

Adjust for CFMC (earnings) loss                                                  --            (105)           (214)           (203)
                                                                          ---------       ---------       ---------       ---------
                                                                            196,039         201,793         448,489         333,965

(B) Add back: fixed charges                                                  53,341          32,463          75,201          52,038

(C) Add back: Amortization of capitalized interest                               --              --              --              --

(D) Add back: distributed income of equity investee                             N/A             N/A             N/A             N/A

(E) Your share of pre-tax losses of equity investees for which charges
     arising from guarantees are included in fixed charges                       --              --              --              --
                                                                          ---------       ---------       ---------       ---------
                                                                            249,380         234,256         523,690         386,003

SUBTRACT
(A) Capitalized Interest                                                     (2,750)             --              --              --

(B) Preference security dividend requirements of
     consolidated subsidiaries                                                  N/A             N/A             N/A             N/A

(C) Minority interest in pre-tax income of subsidiaries
     that have not incurred fixed charges                                        --              --              --              --
                                                                          ---------       ---------       ---------       ---------
                                                                             (2,750)             --              --              --

TOTAL EARNINGS                                                            $ 246,630       $ 234,256       $ 523,690       $ 386,003
                                                                          =========       =========       =========       =========

RATIO OF EARNINGS TO FIXED CHARGES                                             4.62            7.22            6.96            7.42

                                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                            3/31/1998       3/31/1997       3/31/1996
                                                                           ----------      ----------      ----------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                          33,256          34,062          40,862

(B) Amortized Premiums, Discounts and
     capitalized interest related to indebtedness                      included in (A) included in (A) included in (A)

(C) An estimate of the interest within
     rental expense                                                             7,886           6,186           4,331

(D) Preference security dividend requirements
     of consolidated subsidiaries                                                 N/A             N/A             N/A
                                                                            ---------       ---------       ---------
TOTAL FIXED CHARGES                                                         $  41,142       $  40,248       $  45,193
                                                                            =========       =========       =========


EARNINGS

ADD:
(A) Pre-tax earnings                                                          231,634         163,734          87,786

Add back: minority interest in consolidated subsidiaries                       43,447          31,690              --

Adjust for income or loss from equity investees
Subtract: Financial Services earnings (pre-tax)                               (31,371)        (24,410)        (17,155)
Subtract: CDC earnings (add back losses)                                       (3,577)           (925)           (277)
Subtract: CXP earnings (Fy 95 and 96)                                               --              --         (25,628)

Adjust for CFMC (earnings) loss                                                  (191)           (191)            (15)
                                                                            ---------       ---------       ---------
                                                                              239,942         169,898          44,711

(B) Add back: fixed charges                                                    41,142          40,248          45,193

(C) Add back: Amortization of capitalized interest                                 --              --              --

(D) Add back: distributed income of equity investee                               N/A             N/A             N/A

(E) Your share of pre-tax losses of equity investees for which charges
     arising from guarantees are included in fixed charges                         --              --              --
                                                                            ---------       ---------       ---------
                                                                              281,084         210,146          89,904

SUBTRACT
(A) Capitalized Interest                                                           --              --              --

(B) Preference security dividend requirements of
     consolidated subsidiaries                                                    N/A             N/A             N/A

(C) Minority interest in pre-tax income of subsidiaries
     that have not incurred fixed charges                                          --              --              --
                                                                            ---------       ---------       ---------
                                                                                   --              --              --

TOTAL EARNINGS                                                              $ 281,084       $ 210,146       $  89,904
                                                                            =========       =========       =========

RATIO OF EARNINGS TO FIXED CHARGES                                               6.83            5.22            1.99

CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TOTAL COMPANY
(including CMO's and Savings and Loan)


                                                                              SIX MONTHS ENDED
                                                                                SEPTEMBER 30,             YEAR ENDED      YEAR ENDED
                                                                             2000            1999         3/31/2000       3/31/1999
                                                                          ---------       ---------       ----------      ----------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                        79,683          63,385         128,520         118,451

(B) Amortized Premiums, Discounts and
     capitalized interest related to indebtedness                    included in (A) included in (A) included in (A) included in (A)

(C) An estimate of the interest within
     rental expense                                                           6,636           5,102           8,357          10,457

(D) Preference security dividend requirements
     of consolidated subsidiaries                                               N/A             N/A             N/A             N/A

Additional Adjustments:
    External Interest (CMO's)                                                    --              --              --              --
    Amortization of discount and capitalized expense (CMO's)                     --              --              --              --
                                                                          ---------       ---------       ---------       ---------
TOTAL FIXED CHARGES                                                       $  86,319       $  68,487       $ 136,877       $ 128,908
                                                                          =========       =========       =========       =========

EARNINGS

ADD:
(A) Pre-tax earnings                                                        173,994         200,441         416,861         373,294

Add back: minority interest in consolidated subsidiaries                     24,533          34,706          64,772          53,613

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                                       (215)            (76)           (456)           (430)
Subtract: CXP earnings (FY 95 and 96)                                            --              --              --              --
                                                                          ---------       ---------       ---------       ---------
                                                                            198,312         235,071         481,177         426,477

(B) Add back: fixed charges                                                  86,319          68,487         136,877         128,908

(C) Add back: Amortization of capitalized interest                               --              --              --              --

(D) Add back: distributed income of equity investee                             N/A             N/A             N/A             N/A

(E) Your share of pre-tax losses of equity investees for which charges
     arising from guarantees are included in fixed charges                       --              --              --              --
                                                                          ---------       ---------       ---------       ---------
                                                                            284,631         303,558         618,054         555,385

SUBTRACT
(A) Capitalized Interest                                                     (2,750)             --              --              --

(B) Preference security dividend requirements of
     consolidated subsidiaries                                                  N/A             N/A             N/A             N/A

(C) Minority interest in pre-tax income of subsidiaries
     that have not incurred fixed charges                                        --              --              --              --
                                                                          ---------       ---------       ---------       ---------
                                                                             (2,750)             --              --              --

NET EARNINGS                                                              $ 281,881       $ 303,558       $ 618,054       $ 555,385
                                                                          =========       =========       =========       =========

RATIO                                                                          3.27            4.43            4.52            4.31

                                                                             YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                             3/31/1998       3/31/1997       3/31/1996
                                                                             ----------      ----------      ----------

FIXED CHARGES

(A) Interest Expensed and Capitalized                                          78,128          65,517          69,724

(B) Amortized Premiums, Discounts and
     capitalized interest related to indebtedness                      included in (A) included in (A) included in (A)

(C) An estimate of the interest within
     rental expense                                                             7,886           6,182           4,331

(D) Preference security dividend requirements
     of consolidated subsidiaries                                                 N/A             N/A             N/A

Additional Adjustments:
    External Interest (CMO's)                                                      --              --             973
    Amortization of discount and capitalized expense (CMO's)                       --              --              86
                                                                            ---------       ---------       ---------
TOTAL FIXED CHARGES                                                         $  86,014       $  71,699       $  75,114
                                                                            =========       =========       =========

EARNINGS

ADD:
(A) Pre-tax earnings                                                          231,634         163,734          87,786

Add back: minority interest in consolidated subsidiaries                       43,447          31,690              --

Adjust for income or loss from equity investees
Subtract: CDC earnings (add back losses)                                       (3,577)           (925)           (277)
Subtract: CXP earnings (FY 95 and 96)                                              --              --         (25,628)
                                                                            ---------       ---------       ---------
                                                                              271,504         194,499          61,881

(B) Add back: fixed charges                                                    86,014          71,699          75,114

(C) Add back: Amortization of capitalized interest                                 --              --              --

(D) Add back: distributed income of equity investee                               N/A             N/A             N/A

(E) Your share of pre-tax losses of equity investees for which charges
     arising from guarantees are included in fixed charges                         --              --              --
                                                                            ---------       ---------       ---------
                                                                              357,518         266,198         136,995

SUBTRACT
(A) Capitalized Interest                                                           --              --              --

(B) Preference security dividend requirements of
     consolidated subsidiaries                                                    N/A             N/A             N/A

(C) Minority interest in pre-tax income of subsidiaries
     that have not incurred fixed charges                                          --              --              --
                                                                            ---------       ---------       ---------
                                                                                   --              --              --

NET EARNINGS                                                                $ 357,518       $ 266,198       $ 136,995
                                                                            =========       =========       =========

RATIO                                                                            4.16            3.71            1.82